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EXHIBIT 21.1
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                                SUBSIDIARIES OF THE REGISTRANT

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                                          JURISDICTION
                                               OF              NAME UNDER WHICH SUBSIDIARY
                ENTITY                    ORGANIZATION                DOES BUSINESS
---------------------------------------  --------------  ---------------------------------------

Alaska United Fiber System Partnership       Alaska      Alaska United Fiber System Partnership,
                                                         Alaska United Fiber System

General Communication, Inc.                  Alaska      General Communication, Inc., GCI

Fiber Hold Co., Inc.                         Alaska      Fiber Hold Co., Inc., Fiber Hold
                                                         Company

GCI Communication Corp.                      Alaska      GCC, GCI Communication Corp.

GCI Communication Services, Inc.             Alaska      GCI Communication Services

GCI, Inc.                                    Alaska      GCI, GCI, Inc.

GCI Leasing Co., Inc.                        Alaska      GCI Leasing, GCI Leasing Co.

GCI Cable, Inc.                              Alaska      GCI Cable, GCI Cable, Inc.

GCI Cable/Juneau, Inc.                       Alaska      GCI Cable/Juneau, GCI
                                                         Cable/Juneau, Inc.

GCI Cable/Fairbanks, Inc.                    Alaska      GCI Cable/Fairbanks,
                                                         GCI Cable/Fairbanks, Inc.

GCI Cable Holdings, Inc.                     Alaska      GCI Cable Holdings,
                                                         GCI Cable Holdings, Inc.

GCI Fiber Co., Inc.                          Alaska      GCI Fiber Co., Inc., GCI Fiber Company

GCI Holdings, Inc.                           Alaska      GCI Holdings, Inc.

GCI Satellite Co., Inc.                      Alaska      GCI Satellite Co., Inc., GCI Satellite
                                                         Company

GCI Transport Co., Inc.                      Alaska      GCI Transport Co., Inc., GCI Transport Company

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